UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 26, 2019
(Date of earliest event reported)

JPMDB Commercial Mortgage Securities Trust 2019-COR6
(Central Index Key Number 0001792158)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

LoanCore Capital Markets LLC

(Central Index Key Number 0001555524)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-226123-06	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue,	New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On November 26, 2019, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, of the JPMDB Commercial Mortgage Securities Trust 2019-COR6, Commercial Mortgage Pass-Through Certificates, Series 2019-COR6.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced Servicing Agreement”). Each such Non-Serviced Servicing Agreement is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced Servicing Agreement, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced Servicing Agreement (if any)
Century Plaza Towers	4.9	4.2
Los Angeles Leased Fee Portfolio	4.10	N/A
Innovation Park	4.11	4.3
12555 & 12655 Jefferson	4.12	N/A
Hyde Park Multifamily Portfolio	4.13	4.4
Hampton Roads Office Portfolio	4.14	4.4
Sunset North	4.15	4.5
Belvedere Place	4.16	N/A
Brooklyn Renaissance Plaza	4.17	4.4
Grand Canal Shoppes	4.18	4.6
600 & 620 National Avenue	4.19	4.7
Tysons Tower	4.20	4.8
Hilton Cincinnati Netherland Plaza	4.21	4.3
NOV Headquarters	4.22	4.4

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $696,193,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Jefferies LLC (“Jefferies”), Drexel Hamilton, LLC (“Drexel”) and Deutsche Bank Securities Inc. (“DBSI” and, together in such capacity with JPMS, Jefferies and Drexel, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 14, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

On November 26, 2019, the Registrant also sold the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class NR-RR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $110,987,797, to JPMS, Jefferies and DBSI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated November 14, 2019, by and between the Depositor, JPMS, Jefferies and DBSI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in the JPMDB Commercial Mortgage Securities Trust 2019-COR6 (the “Issuing Entity”), a common law trust fund formed on November 26, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 26, 2019, between the Registrant and JPMCB, (ii) LoanCore Capital Markets LLC (“LCM”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 26, 2019, between the Registrant and LCM, and (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 26, 2019, between the Registrant and GACC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated November 15, 2019 and as filed with the Securities and Exchange Commission on November 26, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 15, 2019.

On November 26, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $696,193,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $4,137,024, were approximately $754,101,899. Of the expenses paid by the Registrant, approximately $365,400 were paid directly to affiliates of the Registrant, $21,562 in the form of fees were paid to the Underwriters, $86,250 were paid to or for the Underwriters and $3,663,812 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-226123) was originally declared effective on September 11, 2018.

Credit Risk Retention

LCM, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”), is satisfying its credit risk retention obligations under Section 15G of the Exchange Act as they relate to commercial mortgage-backed securities (the “Credit Risk Retention Rules”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by LCM or a “majority-owned affiliate” (as defined in the Credit Risk Retention Rules) of (i) an “eligible vertical interest” (as defined in the Credit Risk Retention Rules) in the form of certificates representing approximately 2.2300% of the initial Certificate Balance or Notional Amount, as applicable, of each class of Certificates (other than the Class R Certificates) (collectively, the “VRR Interest”) and (ii) the Class G-RR, Class H-RR and Class NR-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Credit Risk Retention Rules). The aggregate fair value of the HRR Certificates is equal to approximately $23,299,093 (excluding accrued interest), representing approximately 2.7998% of the aggregate fair value of all ABS interests (as such term is defined in the Credit Risk Retention Rules). The fair value of all ABS interests (as such term is defined in the Credit Risk Retention Rules) was determined based on the actual sale prices and finalized tranche sizes.

The Retaining Sponsor estimates that, if it had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Credit Risk Retention Rules with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $41,608,078 (excluding accrued interest) representing 5% of the aggregate fair value of all ABS interests.

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's preliminary prospectus dated November 6, 2019 and as filed with the Securities and Exchange Commission on November 7, 2019 under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value set forth above.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 14, 2019, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, Jefferies LLC, Drexel Hamilton, LLC and Deutsche Bank Securities Inc., as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2019, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the CPTS 2019-CPT certificates, dated as of November 9, 2019, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the Benchmark 2019-B14 certificates, dated as of November 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the JPMCC 2019-COR5 certificates, dated as of June 1, 2019, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the Benchmark 2019-B13 certificates, dated as of October 1, 2019, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as paying agent and as custodian, Wells Fargo Bank,

National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement governing the issuance of the Morgan Stanley Capital I Trust 2019-H7 certificates, dated as of July 1, 2019, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Pooling and Servicing Agreement governing the issuance of the UBS Commercial Mortgage Trust 2019-C17 certificates, dated and effective as of October 1, 2019, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Pooling and Servicing Agreement governing the issuance of the BANK 2019-BNK21 certificates, dated and effective as of October 1, 2019, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Co-Lender Agreement, dated as of October 21, 2019 by and between Deutsche Bank AG, New York Branch, as Initial Note A Holder, Wells Fargo Bank, National Association, as Initial Note A Holder, Morgan Stanley Bank, National Association, as Initial Note A Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Morgan Stanley Bank, National Association, as Initial Note B-2 Holder, and Wells Fargo Bank, National Association, as Initial Note B-3 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of November 26, 2019 between LoanCore Capital Markets LLC, as Note A-1 Holder and LCM Warehouse VII LLC, as Note A-2 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of October 18, 2019, by and between JPMorgan Chase Bank, National Association, as initial note A-1 Holder, JPMorgan Chase Bank, National Association, as initial note A-2 Holder, and JPMorgan Chase Bank, National Association, as initial note A-3 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of November 26, 2019 between LoanCore Capital Markets LLC, as Note A-1 Holder, LCM Warehouse V LLC, as Note A-2 Holder, and LCM Warehouse V LLC, as Note A-3 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of June 27, 2019, between LoanCore Capital Markets LLC, as Note A-1 Holder and LCM Warehouse VII LLC, as Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of June 27, 2019 between LoanCore Capital Markets LLC, as Note A-1 Holder, LCM Warehouse VII LLC, as Note A-2 Holder, LCM Warehouse VII LLC, as Note A-3 Holder, LCM Warehouse VII LLC, as Note A-4 Holder, LoanCore Capital Markets LLC, as Note A-5 Holder, and LCM Warehouse VII LLC, as Note A-6 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of September 10, 2019, between JPMorgan Chase Bank, National Association, as Initial Note A-1 Holder, JPMorgan Chase, National Association, as Initial Note A-2 Holder and JPMorgan Chase Bank, National Association, as Initial Note A-3 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of November 26, 2019 between LoanCore Capital Markets LLC, as Note A-1 Holder and LCM Warehouse IV LLC Series 30, a Segregated Series of LCM Warehouse IV LLC, as Note A-2 Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of June 27, 2019, between LoanCore Capital Markets LLC, as Note A-1 Holder and LCM Warehouse VII LLC, as Note A-2 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of July 3, 2019, by and between Morgan Stanley Bank, N.A., as Note A-1 Holder, Wells Fargo Bank, National Association, as Note A-2 Holder, JPMorgan Chase Bank, National Association, as Note A-3 Holder, Goldman Sachs Bank USA, as Note A-4 Holder, and CPPIB Credit Investments II Inc., as Note B Holder.
Exhibit 4.19	Amended and Restated Agreement Between Note Holders, dated as of November 20, 2019, by and between Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders Of UBS Commercial Mortgage Trust 2019-C17, Commercial Mortgage Pass-Through Certificates, Series 2019-C17, as Note A-1-1 Holder, Wilmington Trust, National Association, as Trustee for the Benefit of the Registered Holders of Wells Fargo Commercial Mortgage Trust 2019-C53, Commercial Mortgage Pass-Through Certificates, Series 2019-C53, as Note A-1-2 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-2-1-A Holder, initial Note A-2-1-B Holder, initial Note A-2-2-A Holder, initial Note A-2-2-B Holder and initial Note A-2-3 Holder.
Exhibit 4.20	Agreement Between Note Holders, dated as of October 23, 2019, by and between Wells Fargo Bank, National Association, as initial Note A-1 Holder, initial Note A-2 Holder and initial Note A-3 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-4 Holder, initial Note A-5 Holder, initial Note A-6 Holder and initial Note A-7 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of October 24, 2019, by and between JPMorgan Chase Bank, National Association, as initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as initial Note A-2 Holder, and JPMorgan Chase Bank, National Association, as initial Note A-3 Holder.

Exhibit 4.22	Amended and Restated Co-Lender Agreement, dated as of November 26, 2019, between Wells Fargo Bank, National Association, as Trustee for the Benefit of the Holders of the JPMCC 2019-COR5 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2019-COR5, as Note A-1 Holder, LoanCore Capital Markets LLC, as Note A-2 Holder and LCM Warehouse VII LLC, as Note A-3 Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 26, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 26, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 15, 2019.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 26, 2019, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 26, 2019 between LoanCore Capital Markets LLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 26, 2019, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 26, 2019	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Harris Rendelstein
Name: Harris Rendelstein Title: Vice President